LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0,  2 0 1 0

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2010. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the third quarter of 2010, the Fund’s net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market strength. However, we are pleased with LGI’s favorable NAV performance since inception. We believe that LGI’s investment thesis remains sound and that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2010)

For the third quarter of 2010, the Fund’s NAV increased 13.1%, underperforming the Index gain of 13.8%. Similarly, the year-to-date NAV loss of 1.9% lagged the Index gain of 2.6%. However, the Fund’s NAV performance has outperformed the Index for the three- and five-year periods and, since inception, has returned 4.6% (annualized) versus 3.7% (annualized) for the Index. Shares of LGI ended the third quarter of 2010 with a market price of $14.93, representing a 7.4% discount to the Fund’s NAV of $16.12.

The Fund’s net assets were $154.8 million as of September 30, 2010, with total leveraged assets of $200.4 million, representing a 22.7% leverage rate. This leverage rate was in line with that at the end of the second quarter.

Within the global equity portfolio, stock selection in the energy and information technology sectors helped performance during the third quarter. However, an overweight exposure to the information technology sector and an underweight exposure to the consumer discretionary sector each detracted from performance, as did stock selection within the consumer discretionary sector. The smaller, short-duration1 emerging market currency and debt portion of the Fund, which rebounded in September, has added value for the year-to-date, and remains a positive contributor to performance for the Fund since inception.

As of September 30, 2010, 67.7% of the Fund’s total leveraged assets consisted of global equities and 25.6% consisted of emerging market currency and debt instruments, while the remaining 6.7% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current distribution rate per share of $0.08995 is based on the Fund’s NAV of $17.27 on December 31, 2009 and is equal to, on an annualized basis, 7.2% of the Fund’s $14.93 market price as of the close of trading on the NYSE on September 30, 2010. It was estimated that $0.4857 of the $0.8095 distributed per share as of September 30, 2010 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(67.7% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multifunction devices (MFDs), copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2010, 48.5% of these stocks were based in North America, 23.3% were based in Continental Europe (not including the United Kingdom), 15.7% were from the United Kingdom, 6.5% were from Japan, and 6.0% were from the rest of Asia (not including Japan). The global equity portfolio is similarly diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2010, were information technology (20.2%), which includes computer software, technology hardware, semiconductors, and services companies, and health care (18.5%), which includes health care equipment & services and pharmaceuticals, biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, materials, financials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.8% as of September 30, 2010.

Global Equity Markets Review
Global stock markets rebounded strongly during the third quarter. The Index returned double digits on a U.S. dollar basis, which brought the year-to-date total return into positive territory. This was largely driven by a series of very strong quarterly earnings results. The Index performed particularly well in September, partly fueled by a calmer market environment, as fears of a sovereign default in Europe and a double-dip recession lessened. The market also benefited from cash-rich companies–many of which are in the information technology sector–engaging in merger activities, instituting and raising dividends, and share buybacks.

On a more cautious note, concerns about Ireland’s economy and its banking system increased as the country’s second quarter GDP declined by 1.2%. The U.S. economy remained fragile, as the unemployment rate continued to stagnate and home sales remained weak. The U.S. Federal Reserve announced, late in September, that they were prepared to provide additional support to the economy, if needed, and noted that inflation was somewhat below the desired level. This boosted speculation that it would buy more Treasuries later this year.

Asian markets, with the exception of Japan, performed strongly in the third quarter as investors became more optimistic of a global recovery. Japanese stocks were hurt by worries about the rising yen, which could endanger the recovery of its export-led economy. In response to the yen’s increase, the government intervened in the currency markets for the first time in six years, attempting to depreciate the currency.

Each sector in the Index rose during the third quarter. Telecom services performed well, as the market continued to invest in smartphone adoption and looked for dividend yield. More cyclical sectors, such as materials and energy, also performed well. Sectors that experienced the lowest returns included traditionally defensive sectors such as health care and utilities, while information technology also experienced lower returns due to concerns over the strength of IT spending going forward.

In currency markets, the U.S. dollar weakened against most other major currencies, including the euro and Japanese yen, as it was weighed down by the prospect

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

of additional asset purchases by the U.S. Federal Reserve. In contrast, the euro strengthened against most other currencies this quarter, as parts of Northern Europe exhibited economic strength.

What Helped and What Hurt LGI
Stock selection in the energy and information technology sectors was a strong driver of performance. Halliburton contributed to positive stock selection within the energy sector having rallied after reporting stronger than expected earnings. Onshore natural gas activity continued to rebound, which enhanced revenues and margins.

In contrast, a high exposure to the information technology sector detracted from returns. As a sector, information technology lagged due to weakness in the consumer-exposed segments and due to volatility in the semiconductor space caused by temporary oversupply. A low exposure, and stock selection, in the consumer discretionary sector, which performed well on improved demand from consumers, also detracted from performance. Comcast underperformed the industry, as it was hit by concerns over regulation.

Emerging Market Currency and Debt Portfolio
(25.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2010, this portfolio consisted of forward currency contracts (77.3%) and sovereign debt obligations (22.7%). The average duration of the emerging market currency and debt portfolio decreased from approximately 5 months to approximately 4 months during the third quarter, with an average yield of 5.2%2 as of September 30, 2010.

Emerging Market Currency and Debt Market Review
Emerging markets’ economic trends continued to outperform during the third quarter, and the record pace of inflows prompted policymakers to take action. While the tightening cycle, interrupted by the risk aversion bout in the second quarter, resumed for countries like India, Chile, and others, emerging markets also had to deal increasingly with large capital inflows generated by their attractive yields and growth prospects. The flow of funds out of developed markets into emerging markets was further exacerbated by headlines of further quantitative easing by the Fed.

Global policy action appeared increasingly uncoordinated and fraught with tension, as the United States increased pressure on China to allow the renminbi to appreciate faster, and the Bank of Japan, after a six-year gap, unilaterally intervened (unsuccessfully) to weaken the yen. With intervention in the currency market proceeding at a frenetic pace, the Brazilian finance minister summed up the situation towards the end of the quarter by talking about a “currency war.”

What Helped and What Hurt LGI
Exposure to emerging markets countries characterized by strong, domestic demand-oriented growth, including Poland, Brazil, and Turkey, helped performance. Similarly, the Fund, through exposure to India and the Philippines, benefited from this theme. In the Philippines, resilient inflows from its overseas work-force continue to support a robust domestic consumption dynamic, impressive economic growth, and a favorable balance of payments outlook. The record emerging markets fund flows since the beginning of the year were directed toward emerging market countries with index representation and deep, liquid capital markets. The highest yielding ones were amongst the biggest beneficiaries of the rotation of global investment flows into emerging markets, most notably Brazil, South Africa, Turkey, and Indonesia. Reduced exposure to Malaysia and Indonesia and a lack of exposure to Taiwan also helped performance. Mexico’s inclusion in the Citibank World Government Bond Index (WGBI), coupled with its central bank’s less interventionist foreign currency exchange stance buoyed the peso, which aided performance. And in South Korea, the current account surplus, foreign inflows, improving economic data, as well as correlated appreciation with the Chinese renminbi’s increased flexibility, generated won “catch-up” gains.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Finally, exposure to frontier and less liquid markets in Zambia, Ghana, and Romania were noteworthy contributors during the third quarter.

Russian non-deliverable currency forward exposure hurt performance during the third quarter, owing to ruble depreciation on the back of September’s rapid rise in U.S. dollar demand locally. We had previously reduced exposure to Russia into second quarter’s strength, but took the opportunity offered by the weakness in September to increase our position, given the hefty current account surplus, incipient privatizations, and impressive central bank reserve coverage. A lack of exposure to solid gains realized in Thailand, South Africa, Colombia, and Singapore resulted in missed upsides in those markets.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2010
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	13.16%	3.65%	3.52%
Net Asset Value	3.59%	2.35%	4.60%
MSCI World Index	6.76%	1.30%	3.65%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2010 (unaudited)

Security	Value	Percentage of Net Assets

Johnson & Johnson	$6,462,428	4.2%
HSBC Holdings PLC Sponsored ADR	5,637,547	3.6
Microsoft Corp.	5,549,434	3.6
The Home Depot, Inc.	5,243,040	3.4
International Business Machines Corp.	5,204,632	3.4
Singapore Telecommunications, Ltd. ADR	5,176,294	3.3
Oracle Corp.	4,948,455	3.2
United Technologies Corp.	4,907,747	3.2
Cisco Systems, Inc.	4,826,760	3.1
Novartis AG ADR	4,550,163	2.9

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2010 (unaudited)

Description	Shares	Value

Common Stocks—87.7%
Australia—1.9%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,938,320

France—6.1%
GDF Suez Sponsored ADR	75,981	2,727,718
Sanofi-Aventis ADR	105,200	3,497,900
Total SA Sponsored ADR	64,000	3,302,400

Total France		9,528,018

Germany—1.9%
SAP AG Sponsored ADR	59,300	2,924,083

Ireland—1.1%
CRH PLC Sponsored ADR	98,300	1,635,712

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,569,593

Japan—5.7%
Canon, Inc. Sponsored ADR	44,700	2,088,384
Hoya Corp. Sponsored ADR (c)	73,500	1,783,845
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	2,444,640
Nomura Holdings, Inc. ADR	332,600	1,586,502
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	915,420

Total Japan		8,818,791

Singapore—3.3%
Singapore Telecommunications, Ltd. ADR (c)	217,400	5,176,294

Spain—1.8%
Banco Santander SA Sponsored ADR	217,900	2,758,614

Switzerland—9.6%
Credit Suisse Group AG Sponsored ADR (c)	73,400	3,123,904
Novartis AG ADR	78,900	4,550,163
Roche Holding AG Sponsored ADR (c)	92,400	3,153,612
UBS AG (a), (c)	107,587	1,832,207
Zurich Financial Services AG ADR	92,500	2,159,875

Total Switzerland		14,819,761

United Kingdom—13.8%
BP PLC Sponsored ADR (c)	97,100	3,997,607
British American Tobacco PLC
Sponsored ADR	37,700	2,816,567
GlaxoSmithKline PLC Sponsored ADR (c)	80,200	3,169,504
HSBC Holdings PLC Sponsored ADR (c)	111,436	5,637,547
Unilever PLC Sponsored ADR	99,100	2,883,810
William Morrison Supermarkets PLC ADR	120,300	2,805,396

Total United Kingdom		21,310,431

United States—41.5%
Bank of New York Mellon Corp. (c)	103,600	2,707,068
Cisco Systems, Inc. (a), (c)	220,400	4,826,760
Comcast Corp., Class A	160,900	2,736,909
ConocoPhillips	32,900	1,889,447
Emerson Electric Co.	67,600	3,559,816
Halliburton Co.	89,900	2,972,993
Honeywell International, Inc. (c)	64,700	2,842,918
International Business Machines Corp. (c)	38,800	5,204,632
Johnson & Johnson (c)	104,300	6,462,428
Merck & Co., Inc.	75,300	2,771,793
Microsoft Corp. (c)	226,600	5,549,434
Oracle Corp.	184,300	4,948,455
PepsiCo, Inc.	41,100	2,730,684
Pfizer, Inc.	87,566	1,503,508
The Home Depot, Inc. (c)	165,500	5,243,040
United Technologies Corp.	68,900	4,907,747
Wal-Mart Stores, Inc.	62,800	3,361,056

Total United States		64,218,688

Total Common Stocks
(Identified cost $148,994,109)		135,698,305

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Description	Principal Amount (000) (d)	Value

Foreign Government
Obligations—10.5%
Brazil—3.9%
Brazil NTN-F:
10.00%, 01/01/12	4,500	$2,678,867
10.00%, 01/01/13	5,795	3,301,559

Total Brazil		5,980,426

Egypt—3.4%
Egypt Treasury Bills:
0.00%, 10/12/10	5,350	937,881
0.00%, 11/09/10	775	134,899
0.00%, 11/16/10	875	152,031
0.00%, 11/30/10	675	116,859
0.00%, 12/21/10	6,725	1,157,933
0.00%, 01/11/11	1,975	338,182
0.00%, 02/01/11	4,675	795,933
0.00%, 02/08/11	1,275	216,654
0.00%, 03/29/11	8,125	1,361,583

Total Egypt		5,211,955

Ghana—1.2%
Ghana Government Bonds:
14.00%, 03/07/11	1,000	707,228
16.00%, 05/02/11	460	328,811
13.67%, 06/15/12	790	561,723
15.00%, 12/10/12	320	234,936

Total Ghana		1,832,698

Mexico—0.6%
Mexican Bonos,
8.00%, 12/17/15	11,500	1,005,753

Poland—0.5%
Poland Government Bonds:
4.75%, 04/25/12	1,872	646,541
3.00%, 08/24/16	410	140,566

Total Poland		787,107

Turkey—0.9%
Turkey Government Bond,
10.00%, 02/15/12	1,795	1,389,124

Total Foreign Government
Obligations
(Identified cost $14,712,781)		16,207,063

Description	Shares	Value

Short-Term Investment—8.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $12,625,987)	12,625,987	12,625,987

Total Investments—106.3%
(Identified cost $176,332,877) (b)		$164,531,355
Liabilities in Excess of Cash
and Other Assets—(6.3)%		(9,741,369)

Net Assets—100.0%		$154,789,986

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	10/14/10	1,522,425	$383,000	$383,464	$464	$—
ARS	10/15/10	1,510,500	380,000	380,372	372	—
ARS	11/15/10	1,522,744	379,500	380,737	1,237	—
ARS	11/22/10	1,568,301	391,000	391,506	506	—
ARS	12/10/10	1,437,996	357,000	357,424	424	—
ARS	12/16/10	1,595,010	395,000	395,754	754	—
BRL	10/04/10	3,266,235	1,916,242	1,930,399	14,157	—
CLP	10/18/10	194,224,500	392,849	401,375	8,526	—
CLP	11/16/10	194,224,500	392,571	400,907	8,336	—
CNY	03/17/11	14,581,257	2,193,000	2,187,101	—	5,899
CNY	05/27/11	492,029	72,177	73,950	1,773	—
CNY	07/29/11	4,071,165	609,000	613,149	4,149	—
CNY	07/29/11	5,434,092	813,000	818,416	5,416	—
CNY	07/29/11	254,486	38,000	38,328	328	—
EUR	10/01/10	1,173,929	1,447,649	1,600,359	152,710	—
EUR	10/01/10	180,000	226,678	245,385	18,707	—
EUR	10/01/10	102,000	128,672	139,052	10,380	—
EUR	10/04/10	155,259	211,602	211,656	54	—
EUR	10/19/10	333,976	418,556	455,243	36,687	—
EUR	12/09/10	3,282,000	4,872,458	4,471,919	—	400,539
EUR	01/03/11	650,581	884,000	886,287	2,287	—
GHC	10/12/10	183,000	123,900	127,933	4,033	—
GHC	10/18/10	415,000	288,094	289,570	1,476	—
GHC	10/29/10	574,000	400,000	399,125	—	875
GHC	11/03/10	475,000	326,124	329,806	3,682	—
GHC	10/11/11	237,330	109,369	148,480	39,111	—
HUF	12/09/10	243,376,246	1,238,316	1,190,656	—	47,660
HUF	12/09/10	673,778,654	2,980,361	3,296,289	315,928	—
IDR	11/08/10	6,640,500,000	699,000	739,703	40,703	—
IDR	11/08/10	3,234,934,000	351,623	360,348	8,725	—
ILS	10/01/10	10,504,000	2,749,019	2,883,813	134,794	—
ILS	10/07/10	2,155,674	568,000	591,792	23,792	—
ILS	10/07/10	4,082,925	1,108,000	1,120,876	12,876	—
ILS	10/27/10	2,224,034	596,000	610,316	14,316	—
INR	10/04/10	19,859,850	423,000	441,968	18,968	—
INR	10/06/10	28,620,050	607,000	636,689	29,689	—
INR	10/25/10	23,312,120	508,000	516,819	8,819	—
INR	10/26/10	38,519,910	803,000	853,815	50,815	—
INR	10/28/10	40,289,480	889,000	892,714	3,714	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	11/04/10	21,752,000	$479,859	$481,359	$1,500	$—
INR	11/12/10	29,824,000	640,000	659,098	19,098	—
INR	11/24/10	13,714,100	290,000	302,465	12,465	—
INR	01/12/11	31,625,410	659,000	692,024	33,024	—
JPY	10/21/10	62,277,384	737,000	746,123	9,123	—
KES	10/12/10	38,332,500	481,262	474,706	—	6,556
KES	10/12/10	18,923,000	233,344	234,341	997	—
KES	10/21/10	40,626,000	503,420	503,108	—	312
KES	10/29/10	23,542,000	291,037	291,542	505	—
KRW	10/04/10	782,562,500	659,000	686,308	27,308	—
KRW	10/08/10	705,675,600	574,000	618,780	44,780	—
KRW	10/25/10	941,206,000	790,000	824,752	34,752	—
KRW	11/19/10	2,152,101,600	1,874,000	1,883,842	9,842	—
KRW	11/19/10	763,858,000	668,000	668,643	643	—
KRW	11/30/10	492,190,600	409,000	430,632	21,632	—
KZT	10/01/10	53,503,600	362,000	362,245	245	—
KZT	10/18/10	42,966,150	291,000	290,891	—	109
KZT	11/02/10	69,240,600	468,000	468,756	756	—
KZT	11/02/10	66,760,400	452,000	451,965	—	35
KZT	12/10/10	40,996,000	277,000	277,513	513	—
KZT	12/10/10	20,518,775	138,500	138,897	397	—
KZT	12/10/10	20,525,700	138,500	138,944	444	—
KZT	12/15/10	17,612,000	119,000	119,219	219	—
KZT	12/15/10	17,612,000	119,000	119,219	219	—
KZT	12/20/10	15,381,600	104,000	104,119	119	—
KZT	12/20/10	61,526,400	416,000	416,477	477	—
KZT	12/20/10	17,895,900	121,000	121,139	139	—
KZT	01/28/11	34,752,000	235,687	235,205	—	482
KZT	01/31/11	35,520,000	240,977	240,400	—	577
KZT	01/31/11	17,760,000	120,488	120,200	—	288
KZT	02/07/11	32,531,200	221,000	220,165	—	835
KZT	02/10/11	32,531,200	221,000	220,162	—	838
KZT	03/29/11	35,472,000	240,651	240,017	—	634
KZT	04/01/11	56,874,000	385,979	384,825	—	1,154
MXN	10/04/10	15,956,169	1,245,000	1,266,197	21,197	—
MXN	10/20/10	10,131,210	785,000	802,989	17,989	—
MXN	10/25/10	13,400,556	1,054,000	1,061,713	7,713	—
MXN	11/01/10	14,984,400	1,200,000	1,186,573	—	13,427

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

MXN	03/09/11	6,364,080	$480,000	$497,542	$17,542	$—
MYR	10/06/10	2,198,000	676,245	711,922	35,677	—
MYR	10/06/10	3,279,783	1,063,656	1,062,307	—	1,349
MYR	10/25/10	1,341,609	428,000	433,985	5,985	—
MYR	11/03/10	1,904,126	602,000	615,576	13,576	—
PEN	11/24/10	1,425,179	511,000	511,246	246	—
PEN	12/24/10	1,424,770	511,000	511,111	111	—
PEN	03/24/11	1,426,201	511,000	511,239	239	—
PHP	10/04/10	32,168,890	701,000	733,027	32,027	—
PHP	10/04/10	16,885,440	369,000	384,766	15,766	—
PHP	10/20/10	33,100,350	745,000	752,999	7,999	—
PHP	10/27/10	24,397,280	556,000	554,610	—	1,390
PHP	10/28/10	32,412,630	699,000	736,742	37,742	—
PHP	11/04/10	25,725,400	586,000	584,316	—	1,684
PHP	11/30/10	26,094,420	573,000	591,241	18,241	—
PHP	12/06/10	25,740,000	585,000	582,880	—	2,120
PHP	01/28/11	35,796,950	769,000	805,941	36,941	—
PLN	10/07/10	2,615,088	827,559	899,431	71,872	—
PLN	10/18/10	3,627,385	1,187,574	1,246,589	59,015	—
PLN	10/18/10	3,016,611	987,612	1,036,690	49,078	—
PLN	10/27/10	2,528,805	857,425	868,475	11,050	—
RON	10/13/10	3,225,000	957,130	1,029,311	72,181	—
RON	10/19/10	1,429,085	497,367	455,760	—	41,607
RON	10/21/10	1,794,000	552,357	571,990	19,633	—
RSD	10/04/10	16,504,000	198,716	210,936	12,220	—
RSD	10/12/10	31,579,750	393,052	402,726	9,674	—
RSD	10/18/10	17,392,200	214,772	221,430	6,658	—
RSD	10/18/10	17,375,800	214,543	221,221	6,678	—
RSD	10/19/10	18,083,250	221,283	230,164	8,881	—
RSD	10/21/10	21,758,000	270,068	276,784	6,716	—
RSD	11/04/10	16,504,000	211,780	209,163	—	2,617
RSD	11/09/10	42,293,000	515,220	535,321	20,101	—
RSD	11/10/10	20,159,000	243,672	255,096	11,424	—
RSD	11/10/10	20,847,000	251,988	263,803	11,815	—
RSD	11/22/10	12,944,800	159,832	163,310	3,478	—
RUB	10/07/10	13,116,114	426,000	428,703	2,703	—
RUB	10/18/10	16,265,600	520,000	531,276	11,276	—
RUB	10/20/10	19,597,000	626,362	640,007	13,645	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RUB	10/26/10	25,288,000	$814,560	$825,554	$10,994	$—
RUB	10/27/10	18,038,545	586,000	588,851	2,851	—
RUB	10/28/10	19,925,120	652,000	650,395	—	1,605
RUB	11/15/10	18,060,520	586,000	588,813	2,813	—
TRY	10/28/10	2,536,000	1,711,663	1,745,161	33,498	—
TWD	12/22/10	24,992,790	807,000	800,908	—	6,092
TWD	12/22/10	24,961,310	782,977	799,899	16,922	—
TWD	03/22/11	24,823,320	807,000	797,137	—	9,863
UAH	10/07/10	2,117,000	266,793	266,328	—	465
UAH	10/18/10	1,000,000	125,000	125,400	400	—
UAH	10/18/10	1,909,610	239,000	239,465	465	—
UAH	10/25/10	998,750	125,000	124,987	—	13
UAH	11/01/10	1,914,390	239,000	239,095	95	—
UAH	11/10/10	1,612,020	201,000	200,841	—	159
UGX	10/04/10	339,578,500	149,726	151,197	1,471	—
UGX	10/06/10	252,722,500	111,824	112,501	677	—
UGX	10/07/10	672,596,000	297,346	299,380	2,034	—
UGX	10/15/10	339,578,500	149,605	151,024	1,419	—
UGX	10/18/10	1,095,283,000	486,144	486,966	822	—
UGX	10/18/10	1,623,726,000	720,056	721,913	1,857	—
UGX	10/20/10	788,837,000	350,283	350,646	363	—
UGX	10/21/10	654,141,000	290,988	290,742	—	246
UGX	10/27/10	252,722,500	111,627	112,256	629	—
UGX	10/29/10	696,239,000	310,447	309,197	—	1,250
UGX	11/10/10	339,578,500	150,823	150,594	—	229
UGX	12/01/10	243,626,000	108,038	107,767	—	271
UYU	10/04/10	2,489,800	118,000	122,560	4,560	—
UYU	10/04/10	2,504,950	119,000	123,305	4,305	—
UYU	10/12/10	2,912,000	140,000	143,342	3,342	—
UYU	10/29/10	5,097,870	239,000	250,941	11,941	—
UYU	11/01/10	5,508,075	271,000	270,004	—	996
UYU	11/05/10	2,928,380	140,000	143,548	3,548	—
UYU	11/24/10	4,965,840	242,000	243,424	1,424	—
UYU	11/24/10	4,961,000	242,000	243,186	1,186	—
UYU	12/21/10	4,985,200	242,000	243,180	1,180	—
ZMK	10/04/10	235,783,500	48,080	48,649	569	—
ZMK	10/06/10	1,237,394,000	250,118	255,266	5,148	—
ZMK	10/13/10	3,047,118,000	621,227	628,226	6,999	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2010 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ZMK	10/13/10	1,141,528,000	$232,727	$235,350	$2,623	$—
ZMK	10/26/10	441,254,000	90,323	90,873	550	—
ZMK	10/26/10	3,874,170,000	797,154	797,860	706	—
ZMK	11/04/10	226,267,000	46,581	46,552	—	29
ZMK	11/08/10	3,436,964,000	699,313	706,750	7,437	—

Total Forward Currency Purchase Contracts			$86,333,100	$87,788,717	$2,007,822	$552,205

Forward Currency Sale Contracts open at September 30, 2010:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	10/04/10	3,266,235	$1,847,000	$1,930,399	$—	$83,399
BRL	11/03/10	3,287,660	1,847,000	1,930,968	—	83,968
BRL	11/03/10	3,069,237	1,791,000	1,802,680	—	11,680
EUR	10/01/10	602,837	734,000	821,817	—	87,817
EUR	10/01/10	198,570	260,000	270,700	—	10,700
EUR	10/01/10	654,523	889,693	892,278	—	2,585
EUR	10/04/10	155,875	198,716	212,496	—	13,780
EUR	10/07/10	655,000	827,559	892,909	—	65,350
EUR	10/12/10	295,000	393,052	402,135	—	9,083
EUR	10/13/10	749,651	957,130	1,021,896	—	64,766
EUR	10/18/10	764,434	987,612	1,042,008	—	54,396
EUR	10/18/10	919,000	1,187,574	1,252,698	—	65,124
EUR	10/18/10	164,000	214,543	223,550	—	9,007
EUR	10/18/10	164,000	214,772	223,550	—	8,778
EUR	10/19/10	307,000	497,367	418,472	78,895	—
EUR	10/19/10	171,000	221,283	233,090	—	11,807
EUR	10/21/10	419,796	552,357	572,216	—	19,859
EUR	10/21/10	205,361	270,068	279,924	—	9,856
EUR	10/27/10	635,000	857,425	865,518	—	8,093
EUR	10/29/10	2,860,284	3,724,090	3,898,569	—	174,479
EUR	11/04/10	154,214	211,780	210,185	1,595	—
EUR	11/09/10	397,379	515,220	541,582	—	26,362
EUR	11/10/10	190,000	243,672	258,946	—	15,274
EUR	11/10/10	195,380	251,988	266,279	—	14,291
EUR	11/22/10	121,376	159,832	165,405	—	5,573
EUR	11/30/10	550,183	699,832	749,709	—	49,877
EUR	12/09/10	886,132	1,238,316	1,207,408	30,908	—
EUR	12/09/10	2,405,493	2,980,361	3,277,627	—	297,266

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2010 (unaudited)

Forward Currency Sale Contracts open at September 30, 2010 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	12/14/10	1,352,937	$1,719,584	$1,843,387	$—	$123,803
EUR	12/15/10	455,404	586,000	620,487	—	34,487
EUR	12/24/10	2,207,173	2,960,923	3,007,062	—	46,139
HUF	12/09/10	917,154,900	4,872,458	4,486,944	385,514	—
ILS	10/01/10	1,930,734	520,000	530,072	—	10,072
ILS	10/01/10	8,573,266	2,327,004	2,353,741	—	26,737
INR	10/04/10	19,859,850	439,864	441,968	—	2,104
INR	10/06/10	37,168,920	828,000	826,869	1,131	—
JPY	10/21/10	137,236,432	1,585,000	1,644,181	—	59,181
JPY	11/10/10	9,197,388	108,000	110,211	—	2,211
JPY	11/24/10	103,324,000	1,214,048	1,238,293	—	24,245
JPY	12/24/10	140,461,126	1,647,590	1,684,075	—	36,485
KRW	10/04/10	782,562,500	685,737	686,308	—	571
KRW	11/19/10	640,750,000	550,000	560,881	—	10,881
KZT	10/01/10	53,503,600	362,736	362,245	491	—
MXN	10/04/10	15,956,169	1,280,078	1,266,197	13,881	—
MYR	10/06/10	1,138,059	355,000	368,612	—	13,612
MYR	10/06/10	2,297,471	741,000	744,140	—	3,140
MYR	11/03/10	500,903	161,000	161,935	—	935
PHP	10/04/10	49,054,330	1,119,195	1,117,793	1,402	—
RON	10/19/10	1,429,085	418,556	455,760	—	37,204
RSD	10/04/10	16,504,000	211,602	210,936	666	—
TWD	12/22/10	26,701,750	841,000	855,673	—	14,673
TWD	12/22/10	23,252,350	737,000	745,135	—	8,135
TWD	03/22/11	24,823,320	782,576	797,137	—	14,561
UGX	10/04/10	339,578,500	151,260	151,197	63	—
UGX	10/06/10	252,722,500	112,571	112,501	70	—
UYU	10/04/10	4,994,750	246,350	245,865	485	—
ZMK	10/04/10	235,783,500	48,615	48,649	—	34

Total Forward Currency Sale Contracts			$52,385,989	$53,543,268	515,101	1,672,380

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$2,522,923	$2,224,585

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2010 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $176,332,877, aggregate gross unrealized appreciation was $13,366,691, aggregate gross unrealized depreciation was $25,168,213, and the net unrealized depreciation was $11,801,522.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
ARS	—	Argentine Peso	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	PEN	—	Peruvian New Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GHC	—	Ghanaian Cedi	RON	—	New Romanian Leu
HUF	—	Hungarian Forint	RSD	—	Serbian Dinar
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UAH	—	Ukrainian Hryvnia
KES	—	Kenyan Shilling	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstani Tenge	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Alcohol & Tobacco	1.8%
Banking	9.6
Cable Television	1.8
Computer Software	8.7
Energy Integrated	7.0
Energy Services	1.9
Financial Services	4.0
Food & Beverages	3.6
Gas Utilities	1.8
Housing	1.0
Insurance	1.4
Manufacturing	7.3
Metal & Mining	1.9
Pharmaceutical & Biotechnology	16.2
Retail	7.4
Semiconductors & Components	2.5
Technology Hardware	6.5
Telecommunications	3.3

Subtotal	87.7
Foreign Government Obligations	10.5
Short-Term Investment	8.1

Total Investments	106.3%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2010 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America (“GAAP”) also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2010 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2010

Assets:
Common Stocks*	$135,698,305	$—	$—	$135,698,305
Foreign Government Obligations	—	15,264,899	942,164	16,207,063
Short-Term Investment	—	12,625,987	—	12,625,987
Other Financial Instruments**
Forward Currency Contracts	—	2,522,923	—	2,522,923

Total	$135,698,305	$30,413,809	$942,164	$167,054,278

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(2,224,585)	$—	$(2,224,585)

*	Please refer to the Notes to Portfolio of Investments, on page 15, for portfolio holdings by industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of September 30, 2010	Net Change in Unrealized Appreciation from Investments Still Held at September 30, 2010

Foreign Government Obligations	$1,490,542	$36,327	$(230,827)	$265,859	$204,574	$(824,311)	$—	$—	$942,164	$49,862
Supranationals	664,021	1,509	(180,270)	177,396	—	(662,656)	—	—	—	—

Total	$2,154,563	$37,836	$(411,097)	$443,255	$204,574	$(1,486,967)	$—	$—	$942,164	$49,862

Effective March 31, 2010, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended September 30, 2010.

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (69)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (63)	Director

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles L. Carroll (50)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (65)(2)	Director

President, Davidson Capital Management Corporation; Partner, Aquiline Holdings LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (48)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (49 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (80)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (66)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (50)	Director	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the 1940 Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the 1940 Act).

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (37)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (35)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer	Fund Administration Manager of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return & Income Fund, Inc.